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For Growth of Capital

Delaware Select Growth Fund
Delaware Growth Stock Fund

(Photo of illustration from Growth of Capital brochure)

service and guidance

professional management

goals

2000

Semi-Annual Report

DELAWARE(SM)
INVESTMENTS
-------------------------
Philadelphia o London

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                                                               November 17, 1999

Dear Shareholder:

At the start of our 2000 fiscal year, the outlook appeared positive. Just a few days into the year, the Dow Jones Industrial Average crossed the 11,000 mark for the first time in the history of the U.S. stock market. However, worries over inflation, a weakening dollar and fears of higher interest rates sent the market into a quick retreat.

   As the summer heated up, the Fed moved to a more restrictive monetary policy, concerned that the U.S. economy might overheat, leading to higher inflation. Between June and November, the Fed raised short-term interest rates three times. Against this backdrop, a very narrow group of stocks once again led the market as investors focused almost exclusively on high-priced large company stocks.

   We are pleased to report that Delaware Select Growth Fund, which invests in companies of all sizes, had a total return of 18.12% for the six-month period ended October 31, 1999 (for Class A shares at net asset value with distributions reinvested). Delaware Select Growth Fund outperformed the S&P 500 and comparable growth funds, as shown below.

   We attribute Delaware Select Growth Fund's superior performance to our strong stock selection in the technology, telecommunications and consumer services industries.

   We were optimistic that the market's performance during the spring was the beginning of a trend in which stock market performance would be driven by a wider number of stocks - a scenario that would be more favorable for Delaware Growth Stock Fund. However, we recognized that there might be a tug-of-war between the very large growth stocks that had been leading the market and the many other stocks that had been out-of-favor. This proved to be the case. As interest rates increased, the market narrowed once again. This unfavorable market environment hindered Delaware Growth Stock Fund's performance during the first half of our fiscal year.

   Delaware Growth Stock Fund had a total return of -0.86% for the period (for

CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------
                                                           Six Months Ended
                                                           October 31, 1999
--------------------------------------------------------------------------------
Delaware Select Growth Fund A Class                            18.12%
Lipper Multi-Cap Growth Fund Average (375 funds)                9.38%
--------------------------------------------------------------------------------
Delaware Growth Stock Fund A Class                             -0.86%
Lipper Multi-Cap Value Fund Average (514 funds)                -3.55%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                                     2.08%

All performance shown is at net asset value without the effect of sales charges and assumes reinvestment of distributions. Fee limitations were in effect for the period shown. Returns would have been lower without the limitations. Performance for all Fund classes can be found on pages 9 and 10. The Lipper categories represent the average returns of the multi-cap growth funds and the multi-cap value funds tracked by Lipper Analytical. The Standard & Poor's 500 is an unmanaged composite of mostly large-capitalization U.S. companies. You cannot invest directly in an index. Source: Lipper Analytical Services, Inc. Past performance does not guarantee future results.


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Class A shares at net asset value with distributions reinvested), compared to
2.08% for the S&P 500. Our strategy for this Fund is to invest in stocks with A+, A or A- ratings by Standard & Poor's. Because the majority of technology companies do not meet the S&P's criteria to be rated A+, A or A-, most technology stocks have not met our selection guidelines for the Delaware Growth Stock Fund portfolio. Considering that technology stock returns dominated the Index's performance throughout the period, our smaller allocation to this sector was the primary reason for Delaware Growth Stock Fund's underperformance.

   On the pages that follow, Delaware Select Growth Fund's lead portfolio manager, Gerald S. Frey, and Delaware Growth Stock Fund's portfolio manager, James King, review their selection processes and discuss some of the investments that affected fund performance during the last six months. They also share their outlook for the next six months.

   As we start the second half of our fiscal year, U.S. economic growth appears to be moving forward, with high employment and relatively stable inflation. We believe the new millennium will bring many opportunities for investors and we are committed to working with you to achieve your goals.

Sincerely,


/s/  Wayne A. Stork
----------------------------------------
Wayne A. Stork
Chairman,
Delaware Investments Family of Funds


/s/  David K. Downes
----------------------------------------
David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds



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Portfolio Manager Reviews

Delaware Select Growth Fund
Gerald S. Frey
Senior Portfolio Manager
November 17, 1999

Delaware Select Growth Fund
Delaware Select Growth Fund's results for the past six months were very strong. For the period ended October 31, 1999, the Fund posted an 18.12% return. (Class A shares with distributions reinvested and without the effect of the sales charge.)

   We attribute Delaware Select Growth Fund's performance primarily to our sector allocation and individual stock selection. While the overall market was somewhat volatile throughout the period, your Fund performed well due to our high concentration of technology and telecommunications stocks. These sectors held up very well, providing the Fund some protection when the market dipped and boosting performance during the upturns. As a result, your Fund performed fairly well in both up and down market periods.

   Technology was our best performing stock group as Internet companies continued to provide strong returns. In addition, significant holdings in the telecommunications sector, which had strong returns during the period, boosted your Fund's performance. The Fund also benefited from the solid performance of our stock selections in the consumer services industry, including popular restaurant chains, vacation and hospitality companies and fitness centers. We allocated about 15% of our portfolio to this sector, a higher concentration than in the S&P 500.

Low Exposure to Financial and Healthcare Companies Enhances Performance
We reduced our exposure to financial stocks over the past 18 months or so, as this sector struggled with interest rate concerns and a weakening dollar. Our lower concentration in this sector helped our performance. The holdings we had in the financial services sector were primarily large companies whose diverse revenue sources - for instance, credit card, banking, insurance and investment

DELAWARE SELECT GROWTH FUND'S HOLDINGS BY MARKET CAPITALIZATION
-------------------------------------------------------------------------
As of October 31, 1999
                                             Percentage of
Company Market Capitalization              Portfolio Assets
-------------------------------------------------------------------------
Under $1 billion                                  15.0%
$1 billion - $5 billion                           27.4%
$5 billion - $10 billion                          16.6%
$10 billion and over                              41.0%



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services - give them a stronger competitive position.

   Limited exposure to health care stocks also worked in our favor, as this sector continued to struggle with Medicare changes and trying to make a profit. We do have some holdings of biotech companies, which we believe are positioned to deliver consistent earnings growth.

   We will continue to seek out investment opportunities in the health care and financial sectors, and increase our holdings when we find companies with potential for reliable earnings growth.

   Since the spring, we have made some changes to our portfolio. Genentech is a biotech company that is making the transition to being a full-scale pharmaceutical company. We bought the stock at its initial public offering in July. The company's stock offering was highly anticipated because they have a large pipeline of new drugs and there aren't many pharmaceutical companies doing stock offerings. The company had been acquired by Roche Holding earlier in the year, and high expectations caused its price to soar. The company was selling at a much higher price than similar companies. We decided to sell the stock and lock in our profits. Subsequently, the price dropped and we added the company to our portfolio again.

   TCA Cable, a small rural cable provider, had been selling at a price below industry averages when we acquired its stock. The company was considered an unlikely takeover candidate, but they did well with their customer base and they were growing their cashflow so we thought they were a sound investment. TCA Cable was acquired by Cox Communications at a substantially higher price than its stock was selling for. We took the opportunity to sell our holdings at a profit.

   In addition, we sold Qualcom, a wireless technology company. While the company's earnings in 1999 had increased 10-fold from last year, almost half their revenues were generated by the


DELAWARE SELECT GROWTH FUND
SECTOR ALLOCATION AND PORTFOLIO HIGHLIGHTS

October 31, 1999

Technology                            20.3%
Retail                                15.5%
Cable, Media & Publishing             13.3%
Electronics & Electrical Equipment    11.6%
Telecommunications                     8.0%
Leisure, Lodging & Entertainment       6.9%
Federal Agency (Discounted)            6.5%
Computers                              4.9%
Business Services                      4.0%
Banking, Finance & Insurance           3.4%
Consumer Products                      2.8%
Healthcare & Pharmaceuticals           2.6%
Other                                  0.2%

                                 Delaware Select
                                   Growth Fund
-------------------------------------------------
Median Market Capitalization      $6.4 billion
Number of Stocks                       75
Top Sector                         Technology
Beta*                                 1.49

*A measure of risk relative to the S&P 500 Index. A number less than 1.0 means less historical price volatility than the Index. A number higher than 1.0 means more historical volatility. Thus a 1.49 beta means the Fund's historical volatility has been 49% higher than the index.
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                         Delaware Select Growth Fund's
                      Disciplined Stock Selection Process

                           All Market Capitalizations
                                        \/
                            High and Consistent, or
                       Accelerating Earnings Growth Rates
                                        \/
                    Industry Specific               Special
                         Dynamics                  Situations
                            \/                         \/
                                Delaware Select
                             Growth Fund Portfolio

Delaware Select Growth Fund's management focuses on long-term capital appreciation by evaluating companies of all sizes and selecting only those stocks it believes have the greatest potential for high or accelerating earnings growth.

production of microchips rather than their core competency - wireless communications. We believe this more narrow focus may indicate a higher risk and we'd like to see more of a track record on their microchip production so we can be more confident that their earnings from that business will be steady. Therefore, we sold our holdings.

   There were some companies that did not perform well for the Fund. These included Consolidated Graphics, a printing company, Republic Services, a waste disposal company, and Global Crossing, a telecommunications company. All of the companies had lowered their earnings expectations following acquisitions. After careful analysis, we decided to keep Consolidated Graphics, but sell Republic Services and Global Crossing.

Outlook
We believe that technology stocks will continue to play a dominant role in the market, at least through the first quarter of 2000. In our view, companies are likely to allocate a healthy percentage of their resources to technology, possibly redirecting resources from Y2K readiness efforts to systems upgrades that had been put on hold. We also believe that anticipated expansion of the internet will cause the telecommunications sector to grow significantly over the next several years.

   We believe the market could remain volatile, with fluctuations becoming even more dramatic. In this environment, we believe our disciplined investment style can help position Delaware Select Growth Fund to take advantage of the opportunities available.



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Delaware Growth Stock Fund
James King
Voyageur Asset Management, LLC
Senior Portfolio Manager

November 17, 1999

The six-month period ended October 31, 1999 was a rocky period for equity investors, as markets remained volatile. The Dow Jones Industrials and the S&P 500 both hit record highs, but then slipped, embarking on a cycle of gains and losses that continued throughout the period. The S&P 500 finished the period with a 2.08% gain. Contributing to the market's uncertainty were concerns about interest rates, a weaker dollar (leading to record trade deficits), and worries over companies' ability to sustain strong earnings growth.

   Sector-by-sector, there were few avenues for success. Technology was the strongest sector (up 21%), with capital goods coming in a distant second (up 8%). With fear of rising interest rates, financials were hit hard (down 5%) as were consumer nondurables (down 6%). Source: FactSet.

   The Delaware Growth Stock Fund outperformed the Lipper Multi-cap Value Fund average, but underperformed the S&P 500 for the six months covered by this report. This has been a period when our investment discipline of owning very high quality growth stocks has worked to our disadvantage. Through our stock selection process we look for stocks that have:
o  A+, A or A- earnings ratings by Standard & Poor's;
o Consistency of long-term earnings growth and dividend increases (measured over a 10-year period);
o  Low stock prices relative to earnings.

   In fact, for the period covered by this report, the lowest rated stocks, those rated C and D by Standard & Poor's, actually outperformed stocks rated A+, by a remarkable 40%. Source: FactSet. Because we do not believe that C and D rated stocks offer the best long-term potential for growth, we maintained our focus on stocks rated A+, A and A-.

   The narrow market focus and the strong showing by the technology sector worked against us. Relative to the S&P 500, the Delaware Growth Stock Fund has a lower concentration of technology stocks and a higher concentration in consumer nondurable companies, such as food, beverage and tobacco. These stocks meet our selection criteria because companies in these sectors have traditionally increased their dividends and earnings more consistently.

   Because the majority of technology companies have not generated the long-term consistency in earnings growth necessary to achieve an A rating from Standard & Poor's, most technology stocks have not met our selection guidelines. Although we have increased our holdings of technology stocks over the last nine months, our lower concentration compared to that of the S&P 500 continues to be a factor in our underperformance relative to the Index.
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Portfolio Positioning
and Outlook
Delaware Growth Stock Fund's overall investment philosophy is that an investor can achieve superior performance over a full market cycle by purchasing stocks of high quality companies and participating in their long-term earnings and dividend growth. In order to provide an objective definition of quality, we primarily select stocks rated either A+, A or A- by Standard & Poor's. Our studies indicate that over full market cycles, this group of stocks has outperformed the broader market, especially when viewed in the context of the risk taken to generate performance.

   During the past six months we added to our holdings of Philip Morris, which represented about 4.2% of net assets as of October 31, 1999. The stock price had dropped sharply following the announcement of the U.S. Justice Department's lawsuit against the tobacco industry. In our opinion, the market over-reacted to the lawsuit. Since the stock was selling at a low price relative to its earnings, we decided to add to our holdings. We believe the price will ultimately increase, which would give us the opportunity to sell at a profit. We sold U.S. Tobacco, one of our long-term holdings. The stock's performance had been slipping, so we sold the stock to balance our purchase of Philip Morris and maintain the level of the Fund's overall holdings in tobacco-related companies.

   We purchased Emerson Electric, an electronics and electrical equipment company, Newell Rubbermaid, a consumer durable company, and Jefferson Pilot, an insurance company, all of which met our criteria for high quality companies with consistent earnings and dividend growth.

   We remain convinced that our investment philosophy of purchasing what we believe to be high quality stocks and participating in their long-term earnings and dividend growth will offer investors substantial opportunities for capital appreciation. However, there will be times, such as the recent past, when our strategy will be out of favor.

   As long as technology stocks continue to lead the stock market, it may be a struggle for us to keep up with the S&P 500. However, we believe that we will be rewarded if the market performance spreads to a wider array of stocks. We also think we could be in a better position to withstand any price declines should we encounter more volatility in the stock market.


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                           Delaware Growth Stock Fund
                            Stock Selection Process

                               S&P Quality Rating
                                   A+, A, A-
                                 468 Companies*
                                       \/
                             Capitalization Greater
                               Than $2.5 Billion
                                 201 Companies
                                       \/
                               Companies Selling
                             in the Lower Quintile
                         Of Historical Valuation Range
                                       \/
                              Fundamental Research
                                    Analysis
                                       \/
                             Delaware Growth Stock
                                   Portfolio

*By prospectus, 75% of the Fund's net assets must be invested in stocks rated A+ or A by Standard & Poor's.

DELAWARE GROWTH STOCK FUND PERFORMANCE
--------------------------------------------------------------------------------
Average Annual Total Returns Through October 31, 1999

                             Lifetime    Ten Years   Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 8/1/85)
   Excluding Sales Charge     15.64%      13.52%       18.85%       7.86%
   Including Sales Charge     15.16%      12.85%       17.46%       1.67%
--------------------------------------------------------------------------------
Class B (Est. 9/8/95)
   Excluding Sales Charge     16.46%                                7.07%
   Including Sales Charge     16.16%                                2.27%
--------------------------------------------------------------------------------
Class C (Est. 10/21/95)
   Excluding Sales Charge     15.76%                                7.07%
   Including Sales Charge     15.76%                                6.11%

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results excluding sales charges assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.
Class C shares have no front-end sales charge and a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

Expense limitations were in effect for the fund for the periods shown above. Performance would have been lower if the limitations were not in effect.

The average annual total return for the lifetime period and the annual return for the one-year period for Delaware Growth Stock Fund's Institutional Class (Est. 8/29/97), which is available without sales or asset-based distribution charges only to certain eligible institutional accounts, were 15.72% and 8.16%, respectively.


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DELAWARE SELECT GROWTH FUND
A LONG-TERM PERFORMANCE PERSPECTIVE
Annual Returns

                                Delaware Select             Lipper Multi-Cap
                                 Growth Fund A            Growth Fund Average
                                 -------------            -------------------

Lifetime                           30.47%                 21.14% (126 funds)
5 Years                            32.38%                 22.15% (148 funds)
3 Years                            41.82%                 22.92% (232 funds)
1 Year                             69.71%                 43.90% (348 funds)

Performance does not include the impact of any sales charges.

DELAWARE SELECT GROWTH FUND PERFORMANCE
--------------------------------------------------------------------------------
Average Annual Total Returns Through October 31, 1999

                               Lifetime    Five Years   Three Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 5/16/94)
   Excluding Sales Charge       30.47%      32.38%       41.82%      69.71%
   Including Sales Charge       29.07%      30.82%       39.05%      59.96%
--------------------------------------------------------------------------------
Class B (Est. 4/16/96)
   Excluding Sales Charge       40.38%                   40.41%      68.46%
   Including Sales Charge       40.02%                   39.91%      63.46%
--------------------------------------------------------------------------------
Class C (Est. 5/20/94)
   Excluding Sales Charge       29.55%      31.38%       40.69%      68.48%
   Including Sales Charge       29.55%      31.38%       40.69%      67.48%

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results excluding sales charges assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.
Class C shares have no front-end sales charge and a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

Expense limitations were in effect for the fund for the periods shown above. Performance would have been lower if the limitations were not in effect.

The average annual total return for the lifetime period and the annual return for the one-year period for Delaware Select Growth Fund's Institutional Class (Est. 8/29/97), which is available without sales or asset-based distribution charges only to certain eligible institutional accounts, were 30.63% and 70.13%, respectively.

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Financial Statements
Voyageur Mutual Funds III, Inc.
Delaware Select Growth Fund
Statement of Net Assets
October 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
                                                       Number of         Market
                                                         Shares           Value
                                                       ---------         ------

 COMMON STOCK - 97.93%
 Banking, Finance & Insurance - 3.41%
 Citigroup .....................................         191,600    $10,370,350
*Internet Capital Group ........................          58,200      6,762,113
 MBNA ..........................................         195,700      5,406,213
                                                                    -----------
                                                                     22,538,676
                                                                    -----------
 Business Services - 4.02%
 First Data ....................................         251,100     11,472,131
*Hall,Kinion & Associates ......................         103,200      1,464,150
*Luminant Worldwide ............................         206,100      8,153,831
*Mobile Mini ...................................         250,000      5,492,188
                                                                    -----------
                                                                     26,582,300
                                                                    -----------

 Cable, Media & Publishing - 13.30%
*Adelphia Communications CL A ..................         258,300     14,085,422
*AMFM ..........................................         109,500      7,665,000
*CBS ...........................................         238,000     11,617,375
*Clear Channel Communications ..................         135,000     10,850,625
*Consolidated Graphics .........................         394,200      7,884,000
*InterPublic Group .............................         206,000      8,368,750
 Omnicom Group .................................         157,700     13,877,600
*Univision Communications-A ....................          62,400      5,307,900
*Young and Rubicam .............................         181,300      8,294,475
                                                                    -----------
                                                                     87,951,147
                                                                    -----------
 Capital Goods - 1.48%
*Mettler-Toledo International ..................         328,800      9,802,350
                                                                    -----------
                                                                      9,802,350
                                                                    -----------
 Computers & Technology - 25.17%
*America Online ................................          77,000      9,985,938
*BE Incorporated ...............................         150,000        853,125
*BMC Software ..................................          48,800      3,130,825
*Brio Technology ...............................         257,400      6,274,125
*Cisco Systems .................................         158,800     11,756,163
*Citrix Systems ................................         211,000     13,523,781
*Commerce One ..................................          38,200      6,556,075
*Internap Network Services .....................          81,300      7,494,844
*Intuit ........................................         350,000     10,193,750
*JDS Uniphase ..................................          74,000     12,346,438
*Legato Systems ................................         274,400     14,731,850
*Microsoft .....................................          57,400      5,313,088
*Mission Critical Software .....................         101,900      5,973,888
*Network Appliance .............................         106,000      7,847,313
*Oracle ........................................          96,800      4,607,075
*Peregrine Systems .............................         305,000     13,400,938
*Realnetworks ..................................          59,800      6,561,181
*Stamps.com ....................................         138,700      7,983,919
*VeriSign ......................................          43,200      5,335,200
*Veritas Software ..............................         116,900     12,606,934
                                                                    -----------
                                                                    166,476,450
                                                                    -----------
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                                                       Number of         Market
                                                         Shares           Value
                                                       ---------         ------

 COMMON STOCK (Continued)
 Consumer Products - 2.83%
*Gemstar International Group Limited ...........         215,900    $18,729,325
                                                                    -----------
                                                                     18,729,325
                                                                    -----------
 Electronics & Electrical Equipment - 11.62%
*Altera ........................................         120,100      5,839,863
*Amtel Corp ....................................         148,300      5,723,453
*Applied Materials .............................         126,500     11,365,234
*Applied Micro Circuits ........................         101,300      7,885,572
*Integrated Device Technology ..................         314,400      6,455,025
*Micrel ........................................         351,900     19,002,600
*Sun Microsystems ..............................          69,800      7,383,531
 Texas Instruments ...........................            46,700      4,191,325
*Xilinx ........................................         114,300      8,983,266
                                                                    -----------
                                                                     76,829,869
                                                                    -----------
 Energy - 1.22%
*AES ...........................................         143,600      8,104,425
                                                                    -----------
                                                                      8,104,425
                                                                    -----------
 Healthcare & Pharmaceuticals - 2.56%
*Akorn Inc. ....................................          48,300        187,917
*Genentech Inc. ................................          62,400      9,094,800
*United Therapeutics ...........................         257,700      7,618,256
                                                                    -----------
                                                                     16,900,973
                                                                    -----------

 Leisure, Lodging & Entertainment - 6.93%
*Bally Total Fitness Holdings ..................         410,400      9,875,250
*Extended Stay America .........................         316,300      2,629,244
*Outback Steakhouse ............................         337,000      7,740,469
*Papa John's International .....................         325,700     12,162,859
 Royal Caribbean Cruises .......................         253,600     13,456,650
                                                                    -----------
                                                                     45,864,472
                                                                    -----------
 Retail - 15.46%
*American Eagle Outfitters .....................         267,400     11,456,419
*Bed Bath & Beyond .............................         167,700      5,581,266
*Best Buy ......................................         168,500      9,362,281
*Cost Plus .....................................         252,900      9,262,463
 CVS Corporation ...............................         215,000      9,339,063
 Home Depot ....................................         210,500     15,892,750
*Hot Topic .....................................          87,900      3,285,263
 Intimate Brands ...............................         158,680      6,505,880
*Kohl's ........................................         138,000     10,324,125
*P.F.Chang's China Bistro ......................         354,300      7,606,378
*Staples .......................................         509,200     11,281,963
*Ticketmaster Online-City Class B ..............         103,600      2,327,763
                                                                    -----------
                                                                    102,225,614
                                                                    -----------
 Telecommunication - 7.99%
*American Tower-Class A ........................         602,900     11,492,781
*Concord Communications ........................         242,900     12,623,209
*Nextlink Communications-A .....................         109,500      6,559,734

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12 for growth of capital

Statement of Net Assets (Continued)
--------------------------------------------------------------------------------
                                                       Number of         Market
                                                         Shares           Value
                                                       ---------         ------

 COMMON STOCK (Continued)
 Telecommunication (Continued)
*Pinnacle Holdings .............................         359,200   $  8,665,700
*PMC - Sierra ..................................          67,000      6,312,656
*Sycamore Networks .............................          33,600      7,205,100
                                                                  -------------
                                                                     52,859,180
                                                                  -------------
 Transportation - 1.94%
*Expeditors International ......................         342,600     12,815,381
                                                                  -------------
                                                                     12,815,381
                                                                  -------------
 Total Common Stock (cost $544,281,034) ........                    647,680,162
                                                                  -------------
                                                     Principal
                                                       Amount
                                                     ---------
 FEDERAL AGENCY (DISCOUNTED NOTES) - 6.54%
 Federal Home Loan Bank
   5.16% 11/12/99 ..............................   $   4,095,000      4,088,525
 Federal Home Loan Mortgage Corporation
   5.16% 12/03/99 ..............................      11,485,000     11,432,322
 Federal Home Loan Mortgage Corporation
   5.22% 11/23/99 ..............................      15,530,000     15,480,521
 Federal Home Loan Mortgage Corporation
   5.23% 11/15/99 ..............................       8,075,000      8,058,659
 Federal National Mortgage Association
   5.18% 12/06/99 ..............................       3,240,000      3,223,683
 Federal National Mortgage Association
   5.18% 12/08/99 ..............................         980,000        974,782
                                                                  -------------
 Total Federal Agency - (cost of $43,258,492)...                     43,258,492
                                                                  -------------
 SHORT-TERM INVESTMENTS - 0.00%

   Norwest Advantage Treasury Fund .............             577            577
                                                                  -------------
   Total Short-Term Investments (cost $577) ....                            577
                                                                  -------------

TOTAL MARKET VALUE OF SECURITIES - 104.47%
   (COST $587,540,103) ........................................    $690,939,231
LIABILITIES NET OF RECEIVABLES AND
   OTHER ASSETS - (4.47%) .....................................     (29,560,541)
                                                                   ------------
NET ASSETS APPLICABLE TO 22,835,550 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% ....................    $661,378,690
                                                                   ============

NET ASSET VALUE - DELAWARE SELECT GROWTH FUND A CLASS
   ($270,315,737 / 9,109,271 SHARES) ..........................          $29.68
                                                                         ======
NET ASSET VALUE - DELAWARE SELECT GROWTH FUND B CLASS
   ($270,111,007 / 9,485,337 SHARES) ..........................          $28.48
                                                                         ======
NET ASSET VALUE - DELAWARE SELECT GROWTH FUND C CLASS
   ($95,502,650 / 3,389,411 SHARES) ...........................          $28.18
                                                                         ======
NET ASSET VALUE - DELAWARE SELECT GROWTH FUND
   INSTITUTIONAL CLASS ($25,449,296 / 851,531 SHARES)..........          $29.89
                                                                         ======

COMPONENTS OF NET ASSETS AT OCTOBER 31, 1999:
Common stock, $.01 par value, 10,000,000,000
   shares authorized to the Fund with
   1,000,000,000 shares allocated to the
   Delaware Select Growth Fund A Class,
   1,000,000,000 shares allocated to the
   Delaware Select Growth Fund B Class,
   1,000,000,000 shares allocated to the
   Delaware Select Growth Fund C Class,
   and 1,000,000,000 shares allocated to the
   Delaware Select Growth Fund Institutional
   Class.......................................................    $538,505,114
Accumulated net investment loss ...............................      (1,882,435)
Accumulated net realized gain on investments ..................      21,356,883
Net unrealized appreciation of investments ....................     103,399,128
                                                                   ------------
Total net assets ..............................................    $661,378,690
                                                                   ============
------------
 Top ten holdings, representing 22.61% of net assets, printed in bold. *Non-income producing security for the period ended October 31, 1999.

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   DELAWARE SELECT GROWTH FUND A CLASS
Net asset value A Class (A) ...................................          $29.68
Sales Charge (5.75% of offering price or 6.10%, of
   the amount invested per share) (B) .........................            1.81
                                                                         ------
Offering Price ................................................          $31.49
                                                                         ======
-------------------
(A) Net Asset Value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current prospectus for purchases of $50,000 or more.
                             See accompanying notes
                                                        for growth of capital 13

Voyageur Mutual Funds III, Inc.
Delaware Growth Stock Fund
Statement of Net Assets
October 31, 1999
(Unaudited)
--------------------------------------------------------------------------------
                                                       Number of         Market
                                                         Shares           Value
                                                       ---------         ------
COMMON STOCK - 96.49%
Automobiles & Auto Parts - 3.83%
Genuine Parts ..................................          78,000     $2,032,875
                                                                     ----------
                                                                      2,032,875
                                                                     ----------
Banking, Finance & Insurance - 11.94%
Jefferson-Pilot Corp ...........................          28,000      2,101,750
KeyCorp ........................................          77,000      2,151,188
SouthTrust .....................................          52,000      2,078,375
                                                                     ----------
                                                                      6,331,313
                                                                     ----------
Cable, Media & Publishing - 3.78%
Gannett ........................................          26,000      2,005,250
                                                                     ----------
                                                                      2,005,250
                                                                     ----------
Chemicals - 3.60%
Sigma-Aldrich ..................................          67,000      1,907,406
                                                                     ----------
                                                                      1,907,406
                                                                     ----------
Computers & Technology - 7.59%
Automatic Data Processing ......................          42,000      2,023,875
Hewlett-Packard ................................          27,000      1,999,688
                                                                     ----------
                                                                      4,023,563
                                                                     ----------
Electronics & Electrical Equipment - 7.86%
Emerson Electric ...............................          32,000      1,922,000
Intel ..........................................          29,000      2,244,779
                                                                     ----------
                                                                      4,166,779
                                                                     ----------
Energy - 7.34%
Royal Dutch Petroleum ..........................          32,000      1,918,000
Shell Transport and Trading - ADR ..............          43,000      1,972,625
                                                                     ----------
                                                                      3,890,625
                                                                     ----------
Food, Beverage & Tobacco - 12.24%
ConAgra ........................................          80,000      2,085,000
Philip Morris ..................................          88,000      2,216,500
Sysco ..........................................          57,000      2,190,938
                                                                     ----------
                                                                      6,492,438
                                                                     ----------
Healthcare & Pharmaceuticals - 11.72%
Abbott Laboratories ............................          50,000      2,018,750
Merck & Company ................................          26,000      2,068,625
Schering-Plough ................................          43,000      2,128,500
                                                                     ----------
                                                                      6,215,875
                                                                     ----------
Industrial Machinery - 3.76%
Grainger (W.W.) ................................          47,000      1,991,625
                                                                     ----------
                                                                      1,991,625
                                                                     ----------
Packaging & Containers - 7.49%
Bemis ..........................................          55,000      1,921,563
Illinois Tool Works ............................          28,000      2,051,000
                                                                     ----------
                                                                      3,972,563
                                                                     ----------
Retail - 10.90%
Albertson's ....................................          47,000      1,706,688
Sherwin-Williams ...............................          90,000      2,013,750
Wal-Mart Stores ................................          36,000      2,056,500
                                                                     ----------
                                                                      5,776,938
                                                                     ----------
Textiles, Appparel & Furniture - 4.44%
Newell Rubbermaid ..............................          68,000      2,354,500
                                                                     ----------
                                                                      2,354,500
                                                                     ----------
Total Common Stock (cost $39,394,906) ..........                     51,161,750
                                                                     ----------

                                                       Number of         Market
                                                         Shares           Value
                                                       ---------         ------

SHORT-TERM INVESTMENTS - 3.39%
Norwest Advantage Treasury Fund ................       1,798,336     $1,798,336
                                                                    -----------
Total Short-Term Investments (cost $1,798,336)..                      1,798,336
                                                                    -----------
MONEY MARKET INSTRUMENTS - 1.83%
US Treasury Bill................................       1,000,000        972,104
                                                                    -----------
Total Money Market Instruments
   (cost $972,104)..........................................            972,104
                                                                    -----------
TOTAL MARKET VALUE OF SECURITIES - 101.71%
   (COST $42,165,346).......................................        $53,932,190
LIABILITIES NET OF RECEIVABLES AND
   OTHER ASSETS - (1.71%)...................................           (908,229)
                                                                    -----------
NET ASSETS APPLICABLE TO 1,770,975 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00%..................        $53,023,961
                                                                    ===========
NET ASSET VALUE - DELAWARE GROWTH STOCK FUND A CLASS
   ($43,863,862 / 1,458,669 SHARES).........................             $30.07
                                                                         ======
NET ASSET VALUE - DELAWARE GROWTH STOCK FUND B CLASS
   ($5,561,089 / 191,220 SHARES)............................             $29.08
                                                                         ======
NET ASSET VALUE - DELAWARE GROWTH STOCK FUND C CLASS
   ($1,705,030 / 58,636 SHARES).............................             $29.08
                                                                         ======
NET ASSET VALUE - DELAWARE GROWTH STOCK FUND
   INSTITUTIONAL CLASS ($1,893,980 / 62,450 SHARES).........             $30.33
                                                                         ======
COMPONENTS OF NET ASSETS AT OCTOBER 31, 1999:
Common stock, $0.01 par value, 10,000,000,000
   shares authorized to the Fund with
   1,000,000,000 shares allocated to the
   Delaware Growth Stock Fund A Class,
   1,000,000,000 shares allocated to the
   Delaware Growth Stock Fund B Class,
   1,000,000,000 shares allocated to the
   Delaware Growth Stock Fund C Class, and
   1,000,000,000 shares allocated to the
   Delaware Growth Stock Fund
   Institutional Class......................................        $37,245,521
Undistributed net investment income ........................            196,862
Accumulated net realized gain on investments ...............          3,814,734
Net unrealized appreciation of investments .................         11,766,844
                                                                    -----------
Total Net Assets ...........................................        $53,023,961
                                                                    ===========
--------------
  Top ten holdings, representing 40.77% of net assets, are printed in bold.
  ADR - American Depository Receipt

NET ASSET VALUE AND OFFERING PRICE PER SHARE
   DELAWARE GROWTH STOCK FUND A CLASS
Net asset value A Class (A) ................................             $30.07
Sales Charge (5.75% of offering price or 6.09%, of
   the amount invested per share) (B) ......................               1.83
                                                                         ------
Offering price .............................................             $31.90
                                                                         ======
--------------
(A) Net Asset Value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

14 for growth of capital

Voyageur Mutual Funds III, Inc.
Statements of Operations
Six Months Ended October 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                                                     Delaware Select     Delaware Growth
                                                                                        Growth Fund         Stock Fund
                                                                                     ---------------     ---------------
INVESTMENT INCOME:
Interest ...........................................................................    $ 1,196,127          $  66,530
Dividends ..........................................................................        385,328            512,441
                                                                                        -----------          ---------
                                                                                          1,581,455            578,971
                                                                                        -----------          ---------
EXPENSES:
Management fees ....................................................................      1,539,089            174,438
Distribution expense ...............................................................      1,330,702             90,270
Dividend disbursing and transfer agent fees and expenses ...........................        488,000             85,940
Accounting and administration ......................................................         55,000              9,100
Reports and statements to shareholders .............................................         26,200              5,000
Registration fees ..................................................................         15,700             14,000
Professional fees ..................................................................          3,500              2,000
Custodian fees .....................................................................            500                600
Directors' fees ....................................................................            500                900
Other ..............................................................................          8,277              2,082
                                                                                        -----------          ---------
                                                                                          3,467,468            384,330
Less expenses paid indirectly ......................................................         (4,957)            (1,235)
                                                                                        -----------          ---------
Total operating expenses ...........................................................      3,462,511            383,095
Interest expense ...................................................................          1,379               --
                                                                                        -----------          ---------
Total expenses .....................................................................      3,463,890            383,095
                                                                                        -----------          ---------

NET INVESTMENT INCOME (LOSS) .......................................................     (1,882,435)           195,876

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments ...................................................     22,200,772          3,817,493
Net change in unrealized appreciation/depreciation of investments ..................     59,605,741         (4,486,001)
                                                                                        -----------          ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS  ............................     81,806,513           (668,508)
                                                                                        -----------          ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....................    $79,924,078          $(472,632)
                                                                                        ===========          =========

                             See accompanying notes
                                                        for growth of capital 15

Voyageur Mutual Funds III, Inc.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                   Delaware Select Growth Fund       Delaware Growth Stock Fund
                                                 -------------------------------  ---------------------------------
                                                  Six months          Year          Six months           Year
                                                    Ended            Ended             Ended             Ended
                                                   10/31/99          4/30/99          10/31/99          4/30/99
                                                  (Unaudited)                       (Unaudited)

INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income (loss) .................   $  (1,882,435)   $  (1,705,187)   $     195,876    $      87,104
Net realized gain on investments .............      22,200,772       12,710,334        3,817,493        5,370,799
Net change in unrealized appreciation/
   depreciation of investments ...............      59,605,741       37,910,776       (4,486,001)      (1,052,537)
                                                 -------------    -------------    -------------    -------------
Net increase (decrease) in net assets
   resulting from operations .................      79,924,078       48,915,923         (472,632)       4,405,366
                                                 -------------    -------------    -------------    -------------
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
   A Class ...................................            --               --            (78,227)            --
   B Class ...................................            --               --               --               --
   C Class ...................................            --               --               --               --
   Institutional Class .......................            --               --             (7,891)            --

Net realized gain on investments:
   A Class ...................................      (4,827,987)        (759,414)      (3,070,053)      (2,792,065)
   B Class ...................................      (4,108,837)        (495,438)        (323,631)        (171,753)
   C Class ...................................      (1,338,981)        (167,011)        (120,839)         (85,614)
   Institutional Class .......................        (605,381)         (52,267)        (130,754)         (52,950)
                                                 -------------    -------------    -------------    -------------
                                                   (10,881,186)      (1,474,130)      (3,731,395)      (3,102,382)
                                                 -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ...................................     130,710,521      107,585,600        3,346,524       10,358,617
   B Class ...................................     144,620,630       76,339,435        1,688,977        2,905,442
   C Class ...................................      56,311,004       24,808,778          336,547          701,988
   Institutional Class .......................      12,431,332       20,041,360          489,178        1,220,007
Net asset value of shares issued upon
   reinvestment of distributions from net
   investment income and net realized gain
   on investments:
   A Class ...................................       4,626,011          729,836        2,994,884        2,653,394
   B Class ...................................       3,924,491          469,818          303,286          154,045
   C Class ...................................       1,278,113          160,488          119,619           77,672
   Institutional Class .......................         605,381           52,267          138,645           52,950
                                                 -------------    -------------    -------------    -------------
                                                   354,507,483      230,187,582        9,417,660       18,124,115
                                                 -------------    -------------    -------------    -------------
Cost of shares repurchased:
   A Class ...................................     (30,320,353)     (28,350,998)      (4,328,739)      (9,955,086)
   B Class ...................................      (8,855,114)      (6,688,642)        (493,480)        (637,390)
   C Class ...................................      (3,716,328)      (3,619,801)        (234,480)        (293,684)
   Institutional Class .......................      (8,415,912)      (6,581,557)        (422,619)        (260,902)
                                                 -------------    -------------    -------------    -------------
                                                   (51,307,707)     (45,240,998)      (5,479,318)     (11,147,062)
                                                 -------------    -------------    -------------    -------------
Increase (decrease) in net assets derived from
   capital share transactions ................     303,199,776      184,946,584        3,938,342        6,977,053
                                                 -------------    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS ........     372,242,668      232,388,377         (265,685)       8,280,037

NET ASSETS:
Beginning of period ..........................     289,136,022       56,747,645       53,289,646       45,009,609
                                                 -------------    -------------    -------------    -------------
End of period ................................   $ 661,378,690    $ 289,136,022    $  53,023,961    $  53,289,646
                                                 =============    =============    =============    =============

                             See accompanying notes

16 for growth of capital

Voyageur Mutual Funds III, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for each share of the Series outstanding throughout each period was as follows:


                                                                                 Delaware Select Growth Fund A Class
                                                        -------------------------------------------------------------------------
                                                        Six Months       Year        Year         Year        Year        Period
                                                          Ended          Ended       Ended        Ended       Ended        From
                                                       10/31/99(4,6)    4/30/99    4/30/98(2)     4/30/97     4/30/96    5/16/94(1)
                                                       (Unaudited)                                                       to 4/30/95

Net asset value, beginning of period .................. $   25.910    $   20.570   $   11.770   $   13.080   $ 10.400   $   10.000
Income (loss) from investment operations:
   Net investment loss(5) .............................     (0.004)       (0.203)      (0.052)      (0.180)    (0.100)      (0.090)
   Net realized and unrealized gain on investments ....      4.593         5.910       11.127        0.960      3.270        0.490
                                                        ----------    ----------   ----------   ----------   --------   ----------
   Total from investment operations ...................      4.589         5.707       11.075        0.780      3.170        0.400
                                                        ----------    ----------   ----------   ----------   --------   ----------
Less distributions:
   Distributions from net realized gain on investments      (0.829)       (0.367)      (2.275)      (2.090)    (0.400)          --
   Return of capital ..................................        --            --           --            --     (0.090)          --
                                                        ----------    ----------   ----------   ----------   --------   ----------
   Total distributions ................................     (0.829)       (0.367)      (2.275)      (2.090)    (0.490)          --
                                                        ----------    ----------   ----------   ----------   --------   ----------

Net asset value, end of period ........................ $   29.670    $   25.910   $   20.570   $   11.770   $ 13.080   $   10.400
                                                        ==========    ==========   ==========   ==========   ========   ==========

Total return(3) .......................................     18.12%        28.43%       98.60%        4.34%     31.02%        4.00%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............ $  270,316     $ 135,865    $  31,926    $   4,944   $  4,334   $    2,189
   Ratio of expenses to average net assets ............      1.21%         1.67%        1.75%        1.84%      2.01%        1.74%
   Ratio of expenses to average net assets prior to
      expense limitation  and expenses paid indirectly       1.21%         2.06%        2.29%        2.65%      2.74%        2.97%
   Ratio of net investment loss to average net assets .     (0.50%)       (0.95%)      (0.69%)      (1.38%)    (1.00%)      (1.21%)
   Ratio of net investment loss to average net assets
      prior to expense limitation and expenses paid
      indirectly ......................................     (0.50%)       (1.34%)      (1.23%)      (2.19%)    (1.73%)      (2.44%)
   Portfolio turnover .................................       202%          313%         356%         180%       166%          88%

------------

(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of the sales charge.
(4) Effective September 29, 1999, the Fund was renamed the Select Growth Fund (formerly the Aggressive Growth Fund).
(5) Per share information for the period ended October 31, 1999 was based on the average shares outstanding method.
(6) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes
                                                        for growth of capital 17

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         Delaware Select Growth Fund B Class
                                                         ---------------------------------------------------------------
                                                          Six Months     Year         Year          Year        Period
                                                            Ended        Ended        Ended         Ended        From
                                                         10/31/99(4,6)  4/30/99      4/30/98(2)    4/30/97     4/16/96(1)
                                                         (Unaudited)                                           to 4/30/96
Net asset value, beginning of period ..................  $   24.990    $   20.000    $  11.570     $ 13.060     $ 11.910

Income (loss) from investment operations:
   Net investment loss(5) .............................      (0.004)       (0.350)      (0.061)      (0.210)      (0.010)
   Net realized and unrealized gain on investments ....       4.323         5.707       10.766        0.810        1.160
                                                         ----------    ----------    ---------     --------     --------
   Total from investment operations ...................       4.319         5.357       10.705        0.600        1.150
                                                         ----------    ----------    ---------     --------     --------
Less distributions:
   Distributions from net realized gain on investments       (0.829)       (0.367)      (2.275)      (2.090)          --
   Return of capital ..................................          --            --           --           --           --
                                                         ----------    ----------    ---------     --------     --------
   Total distributions ................................      (0.829)       (0.367)      (2.275)      (2.090)          --
                                                         ----------    ----------    ---------     --------     --------

Net asset value, end of period ........................  $   28.480    $   24.990    $  20.000     $ 11.570     $ 13.060
                                                         ==========    ==========    =========     ========     ========

Total return(3) .......................................      17.65%        27.41%        97.12%        2.84%        9.66%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............   $ 270,111     $ 103,299     $  16,539     $     95     $      0
   Ratio of expenses to average net assets ............       1.96%         2.42%         2.50%        2.57%        1.86%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly...       1.96%         2.81%         3.04%        3.37%        1.86%
   Ratio of net investment loss to average net assets..      (1.25%)       (1.70%)       (1.44%)      (1.97%)      (1.39%)
   Ratio of net investment loss to average net assets
     prior to expense limitation and expenses paid
     indirectly .......................................      (1.25%)       (2.09%)       (1.98%)      (2.77%)      (1.39%)
   Portfolio turnover .................................        202%          313%          356%         180%         166%

------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of the sales charge.
(4) Effective September 29, 1999, the Fund was renamed the Select Growth Fund (formerly the Aggressive Growth Fund).
(5) Per share information for the period ended October 31, 1999 was based on the average shares outstanding method.
(6) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

18 for growth of capital

--------------------------------------------------------------------------------
Selected data for each share of the Series outstanding throughout each period was as follows:

                                                                           Delaware Select Growth Fund C Class
                                                      -------------------------------------------------------------------------
                                                       Six Months      Year        Year         Year        Year        Period
                                                          Ended        Ended       Ended        Ended       Ended        From
                                                      10/31/99(4,6)   4/30/99    4/30/99(2)    4/30/97     4/30/96    5/20/94(1)
                                                       (Unaudited)                                                    to 4/30/95
Net asset value, beginning of period .................  $24.740       $19.800      $11.470     $12.880      $10.330     $10.000

Income (loss) from investment operations:
   Net investment loss(5) ............................   (0.004)       (0.345)      (0.071)     (0.230)      (0.210)     (0.160)
   Net realized and unrealized gain on investments ...    4.273         5.652       10.676       0.910        3.250       0.490
                                                        -------       -------      -------     -------      -------     -------
   Total from investment operations ..................    4.269         5.307       10.605       0.680        3.040       0.330
                                                        -------       -------      -------     -------      -------     -------
Less distributions:
   Distributions from net realized gain on investments   (0.829)       (0.367)      (2.275)     (2.090)      (0.400)          -
   Return of capital .................................    -             -            -           -           (0.090)          -
                                                        -------       -------      -------     -------      -------     -------
   Total distributions ...............................   (0.829)       (0.367)      (2.275)     (2.090)      (0.490)          -
                                                        -------       -------      -------     -------      -------     -------

Net asset value, end of period .......................  $28.180       $24.740      $19.800     $11.470      $12.880     $10.330
                                                        =======       =======      =======     =======      =======     =======
Total return(3) ......................................   17.68%        27.45%       96.99%       3.58%       29.96%       3.30%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...........  $95,503       $32,235       $5,892        $222         $150        $128
   Ratio of expenses to average net assets ...........    1.96%         2.42%        2.50%       2.62%        2.77%       2.40%
   Ratio of expenses to average net assets prior
     to expense limitation and expenses paid
     indirectly ......................................    1.96%         2.81%        3.04%       3.43%        3.50%       3.50%
   Ratio of net investment loss to average net assets    (1.25%)       (1.70%)      (1.44%)     (2.02%)      (1.73%)     (1.80%)
   Ratio of net investment loss to average net assets
     prior to expense limitation and expenses paid
     indirectly ......................................   (1.25%)       (2.09%)      (1.98%)     (2.83%)      (2.46%)     (2.90%)
   Portfolio turnover ................................     202%          313%         356%        180%         166%         88%

----------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of the sales charge.
(4) Effective September 29, 1999, the Fund was renamed the Select Growth Fund (formerly the Aggressive Growth Fund).
(5) Per share information for the period ended October 31, 1999 was based on the average shares outstanding method.
(6) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes
                                                       for growth of capital 19

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period was as follows:


                                                        Delaware Select Growth Fund Institutional Class
                                                        -----------------------------------------------

                                                        Six Months           Year               Period
                                                           Ended             Ended               From
                                                       10/31/99(4,6)        4/30/99          8/29/97(1,2)
                                                        (Unaudited)                           to 4/30/98
Net asset value, beginning of period .................   $  26.060        $   20.640         $   17.150

Income (loss) from investment operations:
   Net investment loss(5) ............................      (0.001)           (0.155)            (0.019)
   Net realized and unrealized gain on investments ...       4.660             5.942              5.539
                                                         ---------        ----------         ----------
   Total from investment operations ..................       4.659             5.787              5.520
                                                         ---------        ----------         ----------

Less distributions:
   Distributions from net realized gain on investments      (0.829)           (0.367)            (2.030)
   Return of capital .................................          --                --                 --
                                                         ---------        ----------         ----------
   Total distributions ...............................      (0.829)           (0.367)            (2.030)
                                                         ---------        ----------         ----------

Net asset value, end of period .......................   $  29.890        $   26.060         $   20.640
                                                         =========        ==========         ==========

Total return(3) ......................................      18.25%            28.73%             34.68%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...........   $  25,449        $   17,737         $    2,391
   Ratio of expenses to average net assets ...........       0.96%             1.42%              1.50%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly..       0.96%             1.81%              2.04%
   Ratio of net investment loss to average net assets.      (0.25%)           (0.70%)            (0.44%)
   Ratio of net investment loss to average net assets
     prior to expense limitation and expenses paid
     indirectly ......................................      (0.25%)           (1.09%)            (0.98%)
   Portfolio turnover ................................        202%              313%               356%

-----------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of the sales charge.
(4) Effective September 29, 1999, the Fund was renamed the Select Growth Fund (formerly the Aggressive Growth Fund).
(5) Per share information for the period ended October 31, 1999 was based on the average shares outstanding method.
(6) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

20 for growth of capital

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period was as follows:

                                                                            Delaware Growth Stock Fund A Class
                                                         -----------------------------------------------------------------------
                                                          Six Months    Year        Year         Year        Year         Year
                                                            Ended       Ended       Ended        Ended       Ended        Ended
                                                          10/31/99(3)  4/30/99   4/30/98(1)     4/30/97     4/30/96      4/30/95
                                                         (Unaudited)

Net asset value, beginning of period ...................   $32.550     $31.830      $25.340     $23.660      $19.910     $17.510

Income (loss) from investment operations:
   Net investment income (loss) ........................    (0.313)      0.075        0.029       0.160        0.080       0.150
   Net realized and unrealized gain on investments .....     0.127       2.790        8.591       3.360        4.820       2.770
                                                           -------     -------      -------     -------      -------     -------
   Total from investment operations ....................    (0.186)      2.865        8.620       3.520        4.900       2.920
                                                           -------     -------      -------     -------      -------     -------

Less dividends and distributions:
   Dividends from net investment income ................    (0.057)          -       (0.113)     (0.080)      (0.110)     (0.130)
   Distributions from net realized gain on investments .    (2.237)     (2.145)      (2.017)     (1.760)      (1.040)     (0.390)
                                                           -------     -------      -------     -------      -------     -------
   Total dividends and distributions ...................    (2.294)     (2.145)      (2.130)     (1.840)      (1.150)     (0.520)
                                                           -------     -------      -------     -------      -------     -------

Net asset value, end of period .........................   $30.070     $32.550      $31.830     $25.340      $23.660     $19.910
                                                           =======     =======      =======     =======      =======     =======

Total return(2) ........................................    (0.86%)      9.56%       35.27%      15.27%       25.00%      17.04%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .............   $43,864     $45,342      $41,196     $34,255      $28,956     $23,651
   Ratio of expenses to average net assets .............     1.33%       1.68%        1.75%       1.72%        1.78%       1.90%
   Ratio of expenses to average net assets prior
      to expense limitation and expenses paid indirectly     1.33%       1.71%        1.82%       1.72%        1.87%       1.99%
   Ratio of net investment income (loss) to average
      net assets .......................................     0.81%       0.25%        0.07%       0.68%        0.36%       0.75%
   Ratio of net investment income (loss) to average
      net assets prior to expense limitation and
      expenses paid indirectly .........................     0.81%       0.22%        0.00%       0.68%        0.27%       0.66%
   Portfolio turnover ..................................       36%         36%           9%         29%          37%         22%

-----------------
(1) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of the sales charge.
(3) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes
                                                        for growth of capital 21

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period was as follows:

                                                                   Delaware Growth Stock Fund B Class
                                                      ------------------------------------------------------------
                                                       Six Months     Year        Year         Year       Period
                                                         Ended       Ended       Ended        Ended        From
                                                      10/31/99(4)   4/30/99   4/30/98(2)     4/30/97     9/8/9(1)
                                                      (Unaudited)                                       to 4/30/96
Net asset value, beginning of period .................  $31.610     $31.200      $24.930     $23.390      $21.640

Income (loss) from investment operations:
   Net investment income (loss) ......................   (0.335)     (0.149)      (0.165)          -        0.060
   Net realized and unrealized gain on investments ...    0.042       2.704        8.425       3.300        2.960
                                                        -------     -------      -------     -------      -------
   Total from investment operations ..................   (0.293)      2.555        8.260       3.300        3.020
                                                        -------     -------      -------     -------      -------

Less dividends and distributions:
   Dividends from net investment income ..............        -           -            -           -       (0.230)
   Distributions from net realized gain on investments   (2.237)     (2.145)      (1.990)     (1.760)      (1.040)
                                                        -------     -------      -------     -------      -------
   Total dividends and distributions .................   (2.237)     (2.145)      (1.990)     (1.760)      (1.270)
                                                        -------     -------      -------     -------      -------

Net asset value, end of period .......................  $29.080     $31.610      $31.200     $24.930      $23.390
                                                        =======     =======      =======     =======      =======

Total return(3) ......................................   (1.23%)      8.72%       34.29%      14.50%       14.37%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...........   $5,561      $4,457       $1,903      $1,182         $454
   Ratio of expenses to average net assets ...........    2.08%       2.43%        2.50%       2.47%        2.41%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly..    2.08%       2.46%        2.57%       2.47%        2.50%
   Ratio of net investment income (loss) to average net
     assets ..........................................    0.06%      (0.50%)      (0.67%)     (0.01%)      (0.62%)
   Ratio of net investment income (loss) to average net
     assets prior to expense limitation and expenses
     paid indirectly .................................    0.06%      (0.53%)      (0.74%)     (0.01%)      (0.71%)
   Portfolio turnover ................................      36%         36%           9%         29%          37%

----------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of the sales charge.
(4) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

22 for growth of capital

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period was as follows:

                                                                   Delaware Growth Stock Fund C Class
                                                     -------------------------------------------------------------
                                                      Six Months    Year        Year          Year      Period
                                                        Ended       Ended       Ended         Ended       From
                                                     10/31/99(4)   4/30/99    4/30/98(2)     4/30/97   10/21/95(1)
                                                     (Unaudited)                                       to 4/30/96
Net asset value, beginning of period ................. $31.600     $31.190      $24.930     $23.430      $22.610

Income (loss) from investment operations:
   Net investment income (loss) ......................  (0.315)      0.149       (0.192)      0.070        0.110
   Net realized and unrealized gain on investments ...   0.032       2.704        8.442       3.220        2.000
                                                       -------     -------      -------     -------      -------
   Total from investment operations ..................  (0.283)      2.555        8.250       3.290        2.110
                                                       -------     -------      -------     -------      -------

Less dividends and distributions:
   Dividends from net investment income ..............       -           -            -      (0.030)      (0.250)
   Distributions from net realized gain on investments  (2.237)     (2.145)      (1.990)     (1.760)      (1.040)
                                                       -------     -------      -------     -------      -------
   Total dividends and distributions .................  (2.237)     (2.145)      (1.990)     (1.790)      (1.290)
                                                       -------     -------      -------     -------      -------

Net asset value, end of period ....................... $29.080     $31.600      $31.190     $24.930      $23.430
                                                       =======     =======      =======     =======      =======

Total return(3) ......................................  (1.20%)      8.72%       34.25%      14.42%        9.72%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ........... $ 1,705      $1,631       $1,112        $712         $104
   Ratio of expenses to average net assets ...........   2.08%       2.43%        2.50%       2.47%        2.35%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly..   2.08%       2.46%        2.57%       2.47%        2.43%
   Ratio of net investment income (loss) to average net
     assets ..........................................   0.06%      (0.50%)      (0.67%)      0.14%       (0.65%)
   Ratio of net investment income (loss) to average net
     assets prior to expense limitation and expenses
     paid indirectly .................................   0.06%      (0.53%)      (0.74%)      0.14%       (0.73%)
   Portfolio turnover ................................     36%         36%           9%         29%          37%

---------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of the sales charge.
(4) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes
                                                        for growth of capital 23

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period was as follows:

                                                             Delaware Growth Stock Fund Institutional Class
                                                             ----------------------------------------------

                                                             Six Months          Year             Period
                                                               Ended            Ended              From
                                                            10/31/99(4)        4/30/99          8/29/97(1)
                                                            (Unaudited)                         to 4/30/98
                                                              -------          -------          ----------

Net asset value, beginning of period .....................    $32.840          $32.030           $27.520

Income (loss) from investment operations:
   Net investment income (loss) ..........................     (0.308)           0.153             0.047
   Net realized and unrealized gain on investments .......      0.170            2.802             5.803
                                                              -------          -------           -------
   Total from investment operations ......................     (0.138)           2.955             5.850
                                                              -------          -------           -------

Less dividends and distributions:
   Dividends from net investment income ..................     (0.135)               -            (0.040)
   Distributions from net realized gain on investments ...     (2.237)          (2.145)           (1.300)
                                                              -------          -------           -------
   Total dividends and distributions .....................     (2.372)          (2.145)           (1.340)
                                                              -------          -------           -------

Net asset value, end of period ...........................    $30.330          $32.840           $32.030
                                                              =======          =======           =======
Total return(3) ..........................................     (0.70%)           9.79%            21.41%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............     $1,894           $1,860              $799
   Ratio of expenses to average net assets ...............      1.08%            1.43%             1.50%
   Ratio of expenses to average net assets prior to
       expense limitation and expenses paid indirectly ...      1.08%            1.46%             1.57%
   Ratio of net investment income to average net assets ..      1.06%            0.50%             0.33%
   Ratio of net investment income to average net assets
       prior to expense limitation and expenses paid
       indirectly ........................................      1.06%            0.47%             0.26%
   Portfolio turnover ....................................        36%              36%                9%

--------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of the sales charge.
(4) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

24 for growth of capital

Voyageur Mutual Funds III, Inc.
Notes to Financial Statements
October 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
Voyageur Mutual Funds III, Inc. is registered as a Delaware Business Trust and offers three series: Delaware Select Growth Fund (formerly Aggressive Growth
Fund), Delaware Growth Stock Fund and Tax-Efficient Equity Fund. These financial statements and the related notes pertain to Delaware Select Growth Fund and Growth Stock Fund (each referred to as a "Fund" or collectively as the "Funds"). The Funds are registered as diversified open-end investment companies under the Investment Company Act of 1940, as amended. Each Fund offers four classes of shares. The A Class carries a front end sales charge of 5.75%. The B Class carries a back end sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The Delaware Select Growth Fund's objective is to seek long-term capital appreciation by investing primarily in equity securities of companies which the Fund manager believes have the potential for high earnings growth. The Delaware Growth Stock Fund's objective is to seek long-term capital appreciation through investment in equity securities diversified through companies and industries.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. Each Fund declares and pays dividends from net investment income and capital gains, if any, semi-annually.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The amount of these expenses was $4,957 for Select Growth Fund and $1,235 for Growth Stock Fund for the period ended October 31, 1999. The "soft dollar" reimbursement is combined as expenses paid indirectly in the Statement of Operations with the corresponding expense offset as "expenses paid indirectly."

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Funds pay Delaware Management Company (DMC), the Investment Manager of the Funds, an annual fee which is calculated daily on the net assets, less fees paid to unaffiliated directors as follows:

   Delaware Select Growth Fund                 Delaware Growth Stock Fund
   ---------------------------                 --------------------------
On the first $500 million.... 0.75%       On the first $500 million.... 0.65%
On the next $500 million..... 0.70%       On the next $500 million..... 0.60%
On the next $1,500 million... 0.65%       On the next $1,500 million... 0.55%
Over $2,500 million.......... 0.60%       Over $2,500 million.......... 0.50%

DMC has entered into a sub-advisory agreement with Voyageur Asset Management, Inc. with respect to the management of the Delaware Growth Stock Fund. The sub-advisor receives a sub-advisory fee from DMC for their services. The Delaware Growth Stock Fund does not pay any fees to the sub-advisor.

DMC has elected to waive that portion of the management fee and reimburse the Delaware Select Growth Fund to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions, extraordinary expenses and distribution expenses, exceed 1.50% of each Funds average daily net assets through June 30, 2000.

The Funds have engaged DSC, an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On October 31, 1999, the Funds had payables to affiliates as follows:

                                                        Delaware      Delaware
                                                         Select        Growth
                                                         Growth        Stock
                                                          Fund         Fund
                                                        --------      --------
Investment Management fee payable to DMC ...........   $282,906      $ 43,313
Dividend disbursing, transfer agent fees, accounting
   fees and other expenses payable to DSC ..........   $178,165        14,326
Other expenses payable to DMC and affiliates .......    104,726        10,734

Pursuant to the Distribution Agreement, the Funds pay DDLP, the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. No distribution expenses are paid by the Institutional Class.

For the period ended October 31, 1999, DDLP earned commissions on sales of the A Class shares for each Fund as follows:


                                                        Delaware      Delaware
                                                         Select        Growth
                                                         Growth        Stock
                                                          Fund         Fund
                                                        --------      --------
                                                        $283,708       $6,768

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Funds.

3. Investments
During the period ended October 31, 1999, the Funds made purchases and sales of investment securities other than U.S. government securities and temporary cash investments for each Fund as follows:


                                                        Delaware      Delaware
                                                         Select        Growth
                                                         Growth        Stock
                                                          Fund         Fund
                                                        --------      --------
Purchases ......................................     $706,958,855   $11,752,694
Sales ..........................................      400,676,913     9,034,686
                                                        for growth of capital 25

--------------------------------------------------------------------------------
At October 31, 1999, the Funds aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:



                                                  Delaware         Delaware
                                                   Select           Growth
                                                   Growth           Stock
                                                    Fund            Fund
                                                  --------         --------

Cost of investments ..........................   $587,540,103     $42,165,346
Aggregate unrealized appreciation ............    120,086,498      13,201,354
Aggregate unrealized depreciation ............    (16,687,370)     (1,434,510)
Net unrealized appreciation ..................    103,399,128      11,766,844


4. Capital Stock
Transactions in capital stock shares were as follows:

                                                        Delaware Select Growth Fund         Delaware Growth Stock Fund
                                                       ---------------------------         ----------------------------
                                                        Six Months         Year            Six Months        Year
                                                          Ended            Ended              Ended          Ended
                                                         10/31/99         4/30/99            10/31/99       4/30/99
                                                       (Unaudited)                         (Unaudited)
Shares sold:
   A Class .........................................    4,813,831        5,016,591           107,600          334,779
   B Class .........................................    5,539,017        3,616,171            56,521           96,281
   C Class .........................................    2,179,370        1,179,159            10,969           23,019
   Institutional Class .............................      457,853          875,879            15,525           38,269

Shares issued upon reinvestment of distributions
   from net investment income and net realized
   gain on investments:
   A Class .........................................      176,027           38,251            95,592           86,732
   B Class .........................................      155,180           25,354             9,980            5,158
   C Class .........................................       51,083            8,751             3,938            2,601
   Institutional Class .............................       22,896            2,729             4,392            1,718
                                                       ----------       ----------         ---------        ---------
                                                       13,395,257       10,762,885           304,517          588,557
                                                       ----------       ----------         ---------        ---------
Shares repurchased:
   A Class .........................................   (1,123,457)      (1,364,098)         (137,731)        (322,631)
   B Class .........................................     (342,224)        (334,921)          (16,278)         (21,442)
   C Class .........................................     (144,199)        (182,318)           (7,891)          (9,654)
   Institutional Class .............................     (309,790)        (313,880)          (14,094)          (8,295)
                                                       ----------       ----------         ---------        ---------
                                                       (1,919,670)      (2,195,217)         (175,994)        (362,022)
                                                       ----------       ----------         ---------        ---------

Net increase .......................................   11,475,587        8,567,668           128,523          226,535
                                                       ==========        =========         =========        =========


5. Lines of Credit

The committed lines of credit are $22,300,000 and $2,500,000 for the Delaware Select Growth Fund and the Delaware Growth Stock Fund, respectively. No amounts were outstanding at October 31, 1999, or at any time during the fiscal year.

Delaware investments family of funds

For Growth of Capital
Delaware Select Aggressive Growth Fund
Delaware Trend Fund
Delaware DelCap Fund
Delaware Small Cap Value Fund
Delaware U.S. Growth Fund
Delaware Growth Stock Fund
Delaware Tax-Efficient Equity Fund
Delaware Social Awareness Fund

For Total Return
Delaware Blue Chip Fund
Delaware Devon Fund
Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Balanced Fund

For International Diversification
Delaware Emerging Markets Fund
Delaware New Pacific Fund
Delaware Overseas Equity Fund
Delaware International Equity Fund
Delaware Global Equity Fund
Delaware Global Bond Fund

For Current Income
Delaware Delchester Fund
Delaware High-Yield Opportunities Fund
Delaware Extended Duration Bond Fund
Delaware Strategic Income Fund
Delaware Corporate Bond Fund
Delaware American Government Bond Fund
Delaware U.S. Government Securities Fund
Delaware Limited-Term Government Fund


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For Tax-Exempt Income
Delaware National High Yield
Municipal Bond Fund Delaware Tax-Free USA Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Intermediate Fund
Delaware State Tax-Free Funds*

Money Market Funds
Delaware Cash Reserve
Delaware Tax-Free Money Fund

Asset Allocation Funds
Delaware Foundation Funds
Growth Portfolio
Balanced Portfolio
Income Portfolio

* Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania, Wisconsin. Insured and intermediate bond funds are available in selected states.

funds

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

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Board of Directors

Wayne A. Stork
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

John H. Durham
Private Investor
Horsham, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY


Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN


Charles E. Peck
Retired
Fredericksburg, VA

Jan L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN




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Affiliated Officers

Richard J. Flannery
Executive Vice President and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

Bruce D. Barton
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

Eric E. Miller
Senior Vice President/Secretary
and Deputy General Counsel
Delaware Investments Family of Funds
Philadelphia, PA



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This Semi-Annual Report is for the information of Delaware Select Growth Fund and Delaware Growth Stock Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware Select Growth Fund and Delaware Growth Stock Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The Prospectus sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Investment Manager
Delaware Management Company
Philadelphia, Pennsylvania

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

Shareholder Servicing,
Dividend Disbursing
and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682



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For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Funds are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Funds are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

DELAWARE(SM)
INVESTMENTS
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Philadelphia o London

Printed in the USA
on recycled paper

SA-316 [10/99] PP12/99
(2443) (J5348)